QUAKER INVESTMENT TRUST (the “TRUST”)
QUAKER CORE EQUITY FUND

SUPPLEMENT DATED MARCH 31, 2007
TO THE PROSPECTUS DATED OCTOBER 27, 2006

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

QUAKER CORE EQUITY FUND (the “Fund”)

On March 15, 2007, the Trust’s Board of Trustees approved a change to the Fund’s principal investment strategies. Such change is effective May 30, 2007.

The following is added to, and to the extent inconsistent therewith supersedes, disclosure in the section entitled “Principal Investment Strategy” on page 8 of the Prospectus:

The Fund normally invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations within the range of companies included in the Russell 1000® Growth Index.